Exhibit 10.58

BARE ESCENTUALS, INC.

2006 EQUITY INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT AWARD GRANT NOTICE AND

RESTRICTED STOCK UNIT AWARD AGREEMENT

Bare Escentuals, Inc., a Delaware corporation (the “Company”), pursuant to its 2006 Equity Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (“Participant”), an award of restricted stock units (“Restricted Stock Units” or “RSUs”) with respect to the number of shares of the Company’s common stock, par value $0.001 (the “Shares”). This award for Restricted Stock Units (this “RSU Award”) is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A (the “Restricted Stock Unit Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Unit Agreement.

Participant:

Grant Date:

Vesting Commencement Date:

Total Number of RSUs Subject to Award:

Vesting Schedule:

Distribution Schedule:	The RSUs shall be distributable as they vest pursuant to the Vesting Schedule.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement.

BARE ESCENTUALS, INC.		PARTICIPANT

By:		By:
Print Name:		Print Name:
Title:
Address:	71 Stevenson Street, 22nd Floor	Address:
San Francisco, CA 94105

EXHIBIT A

TO RESTRICTED STOCK UNIT AWARD GRANT NOTICE

RESTRICTED STOCK UNIT AWARD AGREEMENT

Pursuant to the Restricted Stock Unit Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Unit Award Agreement (this “Agreement”) is attached, the Company has granted to Participant the right to receive the number of RSUs set forth in the Grant Notice, subject to all of the terms and conditions set forth in this Agreement, the Grant Notice and the Plan. The RSU Award and this Agreement are subject to the Plan, the terms and conditions of which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

ARTICLE I.

AWARD OF RESTRICTED STOCK UNITS

1.1 Award of Restricted Stock Units.

(a) Award. In consideration of Participant’s past and/or continued employment with or service to the Company or any parent or subsidiary thereof and for other good and valuable consideration, the Company hereby grants to Participant the right to receive the number of RSUs set forth in the Grant Notice, subject to all of the terms and conditions set forth in this Agreement, the Grant Notice and the Plan. Each RSU represents the right to receive one Share. Prior to actual issuance of any Shares, the RSUs and the RSU Award represent an unsecured obligation of the Company, payable only from the general assets of the Company.

(b) Vesting. The RSUs subject to the RSU Award shall vest in accordance with the Vesting Schedule set forth in the Grant Notice. Unless and until the RSUs have vested in accordance with the vesting schedule set forth in the Grant Notice, Participant will have no right to any distribution with respect to such RSUs. In the event of Participant’s termination of service as an Employee, Non-Employee Director or Consultant prior to the vesting of all of the RSUs, any unvested RSUs will terminate automatically without any further action by the Company and be forfeited without further notice and at no cost to the Company. Participant shall not be deemed to have a termination of service merely because of a change in the capacity in which Participant renders service to the Company or any Subsidiary or a change in the entity for which Participant renders such service, unless following such change in capacity or service Participant is no longer serving as an Employee, Non-Employee Director or consultant of the Company or any Subsidiary.

(c) Distribution of Shares.

(i) Shares of Stock shall be distributed to Participant (or in the event of Participant’s death, to his or her estate) with respect to such Participant’s vested RSUs on each vesting date as the RSU vests pursuant to the Vesting Schedule set forth in the Grant Notice, subject to the terms and provisions of the Plan and this Agreement.

(ii) All distributions shall be made by the Company in the form of whole shares of Stock.

(iii) Notwithstanding the foregoing, shares of Stock shall be issuable pursuant to an RSU at such times and upon such events as are specified in this Agreement only to the extent issuance under such terms will not cause the RSUs or the shares of Stock issuable pursuant to the RSUs to be includible in the gross income of Participant under Section 409A of the Code prior to such times or the occurrence of such events, as permitted by the Code and the regulations and other guidance thereunder.

(d) Generally. Shares issued under the RSU Award shall be issued to Participant or Participant’s beneficiaries, as the case may be, at the sole discretion of the Committee, in either (a) uncertificated form, with the Shares recorded in the name of Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement; or (b) certificate form.

1.2 Tax Withholding; Conditions to Issuance of Shares. Notwithstanding any other provision of this Agreement (including, without limitation, Section 1.1(b) hereof):

(a) Tax Withholding.

(i) The Company has the authority to deduct or withhold, or require Participant to remit to the Company, an amount sufficient to satisfy applicable Federal, state, local and foreign taxes (including any FICA obligation) required by law to be withheld with respect to any taxable event arising from the receipt of the Shares upon settlement of the RSUs. To the maximum extent permitted by law, the Company has the right to retain, without notice, from Shares issuable under the RSU Award or from other compensation payable to Participant, shares of Stock or cash having a value sufficient to satisfy Participant’s tax withholding obligation.

(ii) At any time not less than five business days before any such tax withholding obligation arises, Participant may elect to satisfy his or her tax obligation, in whole or in part, by either: (A) electing to have the Company withhold from other cash compensation payable to Participant or Shares otherwise to be delivered to Participant pursuant to the RSU Award with a Fair Market Value equal to the minimum amount of the tax withholding obligation, or (B) paying the amount of the tax withholding obligation directly to the Company in cash. Unless Participant chooses to satisfy his or her tax withholding obligation in accordance with clause (B) above, Participant’s tax withholding obligation may be automatically satisfied in accordance with clause (A) above. The Committee will have the right to disapprove an election to pay Participant’s tax withholding obligation under clause (B) in its sole discretion. In the event Participant’s tax withholding obligation will be satisfied under clause (A) above, then the Company, upon approval of the Committee, may elect (in lieu of withholding the applicable withholding taxes from other cash compensation payable to Participant or Shares to be delivered to Participant pursuant to the RSU Award) to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on Participant’s behalf a whole number of shares from those Shares issuable to Participant upon settlement of the RSUs as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy Participant’s tax withholding obligation. Participant’s acceptance of this RSU Award constitutes Participant’s instruction and authorization to the Company and such brokerage firm to complete the transactions described in clause (A) above, including the transactions described in the previous sentence, as applicable. Any Shares to be sold at the Company’s direction through a broker-assisted sale will be sold on the day the tax withholding obligation arises (i.e., the date Stock is delivered) or as soon thereafter as practicable. The Shares may be sold as part of a block trade with other participants of the Plan in which all participants receive an average price. Participant will be responsible for all broker’s fees and other costs of sale, and Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed Participant’s tax withholding obligation, the Company agrees to pay such excess in cash to Participant as soon as practicable. Participant acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy Participant’s tax withholding obligation. The Company may refuse to issue any Shares in settlement of the RSU Award to Participant until the foregoing tax withholding obligations are satisfied.

(b) Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any Shares issuable upon the vesting of the RSUs prior to the fulfillment of all of the following conditions: (i) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (ii) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the U.S. Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (iii) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable, (iv) the lapse of any such reasonable period of time following the date the RSUs vest as the Committee may from time to time establish for reasons of administrative convenience and (v) the receipt by the Company of full payment of any applicable withholding tax in any manner permitted under Section 1.2(a) above.

ARTICLE II.

OTHER PROVISIONS

2.1 RSU Award and Interests Not Transferable. This RSU Award and the rights and privileges conferred hereby, including the RSUs awarded hereunder, shall not be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

2.2 Rights as Stockholder. Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a shareholder of the Company in respect of any Shares issuable hereunder unless and until certificates representing such Shares (which may be in uncertificated form) will have been issued and recorded on the books and records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant shall have all the rights of a stockholder of the Company, including with respect to the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares.

2.3 Not a Contract of Employment or other Service Relationship. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any of its affiliates.

2.4 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

2.5 Conformity to Securities Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the U.S. Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act.

Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

2.6 Amendment, Suspension and Termination. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant and by a duly authorized representative of the Company.

2.7 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of an authorized officer of the Company on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 2.7, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

2.8 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

2.9 Section 409A. This Agreement is not intended to provide for any deferral of compensation subject to Section 409A of the Code, and, accordingly, the amounts payable hereunder shall be paid no later than the later of: (a) the fifteenth (15th) day of the third month following Executive’s first taxable year in which such severance benefit is no longer subject to a substantial risk of forfeiture, and (b) the fifteenth (15th) day of the third month following first taxable year of the Company in which such severance benefit is no longer subject to substantial risk of forfeiture, as determined in accordance with Section 409A of the Code and any Treasury Regulations and other guidance issued thereunder. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

2.10 Tax Representations. Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

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